Hartford Life Insurance Company Separate Account VL I:

333-127379                                                                                      Hartford Quantum Life II

Hartford Life and Annuity Insurance Company Separate Account VL I:

333-127380                                                                                      Hartford Quantum Life II

Supplement Dated September 14, 2007 to the Prospectus Dated May 1, 2007

as amended and restated on August 14, 2007

Supplement Dated September 14, 2007 to your Prospectus

In your Prospectus, under the “Annual Fund Operating Expenses” table, the footnote for the Hartford Money Market HLS Fund is deleted in its entirety and replaced with the following:

Effective January 1, 2007, HL Advisors has voluntarily agreed to waive a portion of its management fees until December 31, 2008.  While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.40% and the total annual operating expenses are 0.43%.

This supplement should be retained with the prospectus for future reference.

HV-6164